                            SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /


Check the appropriate box:

/X/  Preliminary Proxy Statement

/ /  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)

/ /  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


   MERIDIAN DATA, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                                                                     -----------

(2)  Aggregate number of securities to which transaction applies:
                                                                  --------------

(3)  Per unit price or other underlying value of transaction computed pursuant
     to Exchange Act Rule 0-11:                                              (A)
                                ---------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
                                                      --------------------------

(5)  Total fee paid: $125.00
                             ---------------------------------------------------

---------------

(A) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1)  Amount Previously Paid:
                             ---------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:
                                                   -----------------------------

(3)  Filing Party:
                   -------------------------------------------------------------

(4)  Date Filed:
                 ---------------------------------------------------------------

                               MERIDIAN DATA, INC.

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 1997

                                 ---------------

TO THE SHAREHOLDERS:

         Notice is hereby given that the 1997 Annual Meeting of Shareholders of Meridian Data, Inc., a California corporation, (the "Company") will be held on Wednesday, April 23, 1997 at 9:30 a.m., local time, at The Inn at Pasa Tiempo, located at 555 Highway 17, Santa Cruz, California 95060 for the following purposes:

         1.       To elect directors of the Company.

         2. To adopt the Company's 1997 Incentive Stock Plan and reserve 900,000 shares of Common Stock for issuance thereunder.

         3. To amend the 1992 Employee Stock Purchase Plan to increase the number of shares available for issuance.

         4. To approve the reincorporation of the Company from California to Delaware.

         5. To confirm the appointment of Price Waterhouse LLP as the Company's independent accountants for the 1997 fiscal year.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         These matters are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on March 5, 1997 are entitled to vote at the Annual Meeting.


         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.

                                        By Order of The Board of Directors


                                        Mario M. Rosati
                                        Secretary

Scotts Valley, California
April 23, 1997

--------------------------------------------------------------------------------

                                    IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.
--------------------------------------------------------------------------------

                               MERIDIAN DATA, INC.

                                 ---------------

                                 PROXY STATEMENT

                       1997 ANNUAL MEETING OF SHAREHOLDERS

                                 ---------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Meridian Data, Inc. ("Meridian"or the "Company") for use at the Annual Meeting of Shareholders to be held on April 23, 1997 at 9:30 a.m., local time, or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Inn at Pasatiempo. The Company's principal executive offices are located at 5615 Scotts Valley Drive, Scotts Valley, California 95066. The Company's telephone number is (408) 438-3100.

         This Proxy Statement is being mailed on or about March 26, 1997 to all shareholders entitled to vote at the meeting.

RECORD DATE AND SHARE OWNERSHIP

         Only holders of Common Stock of record at the close of business on March 5, 1997 are entitled to notice of the meeting and to vote at the meeting.
At the record date,           shares of the Company's Common Stock were issued
and outstanding and held of record by approximately            shareholders.

         The following table sets forth certain information with respect to the beneficial ownership of Common Stock of the Company as of February 25, 1997 by
(i) each person known by the Company to be a beneficial owner of 5% or more of the Company's outstanding Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table below and (iv) all directors and executive officers as a group:


                                                                             SHARES BENEFICIALLY
                                                                                  OWNED (1)
                                                                          -------------------------
FIVE PERCENT SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS               NUMBER            PERCENT
-----------------------------------------------------------               ------            -------
Pioneering Management Corporation.................................        915,000            9.55%
   60 State Street
   Boston, MA 02114
Charlie Bass (2)..................................................        166,121            1.73%
Gianluca U. Rattazzi (3)..........................................         45,002               *
Erik E. Miller (4)................................................         69,453               *
Shmuel Shottan (5)................................................         54,708               *
Pierluigi Zappacosta (6)..........................................         22,000               *
Peter R. Johnson (7)..............................................         11,250               *
Mario M. Rosati (8)...............................................         11,250               *

All executive officers and directors as group (8 persons) (9).....        379,784            3.85%

---------------------------

   *     Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such option for computing the percentage ownership of such person but are not treated as outstanding for computing the percentage of any other person.

(2) Includes 46,165 shares held by The Bass Trust, U/D/T/ Dated April 29, 1988, of which Dr. Bass is the trustee. Also includes 73,290 shares subject to options held by The Bass Trust, which are exercisable within 60 days after February 25, 1997 and 46,666 shares subject to options held by Bass Associates, which are exercisable within 60 days after February 25, 1997. Dr. Bass disclaims beneficial ownership of the shares and options held by Bass Associates, except to the extent of his proportionate interest therein.

(3) Includes 45,002 shares subject to options exercisable within 60 days after February 25, 1997.

(4) Includes 49,617 shares subject to options exercisable within 60 days after February 25, 1997.

(5) Includes 54,708 shares subject to options exercisable within 60 days after February 25, 1997.

(6) Includes 22,000 shares subject to options exercisable within 60 days after February 25, 1997.

(7) Includes 11,250 shares subject to options exercisable within 60 days after February 25, 1997.

(8) Includes 11,250 shares subject to options exercisable within 60 days after February 25, 1997.

(9) Includes 313,783 shares subject to options exercisable within 60 days after February 25, 1997.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

         Each share of Common Stock outstanding on the record date is entitled to one vote. In the election of directors (Proposal No. 1), each shareholder may cast for a single candidate, or distribute among up to five candidates, a number of votes equal to five multiplied by the number of shares held by such shareholder. Cumulative voting will apply only to those candidates whose names have been properly placed in nomination prior to the commencement of voting, and only if a shareholder has given notice to the Secretary prior to the commencement of voting of the shareholder's intention to cumulate votes. On all other matters, each share has one vote.

         The cost of soliciting proxies will be borne by the Company. The Company may retain the services of the Boston EquiServe to solicit proxies, for which the Company estimates that it would pay a fee not to exceed $7,500. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile.

REQUIRED VOTE

         If a quorum is present at the Annual Meeting or any adjournments thereof, the five candidates receiving the highest number of affirmative votes shall be elected directors; votes against any candidate and votes withheld shall have no legal effect.

On all other proposals set forth herein, the affirmative vote of the majority of the Votes Cast (as defined below) shall be the act of the shareholders.

         The affirmative vote of a majority of the Votes Cast will be required under California law to approve the amendment to the Company's other proposals set forth herein. For this purpose, the "Votes Cast" are defined under California law to be the shares of the Company's Common Stock represented and "voting" at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

NOMINEES

         A board of five directors will be elected at the Annual Meeting. The Company's Bylaws authorize a board of four to seven directors, currently set at five. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees of the Board of Directors named below, all of whom are presently directors of the Company. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If shareholders nominate persons other than the Company's nominees for election as directors, the proxy holders will vote all proxies received by them in accordance with cumulative voting to assure the election of as many of the Board's nominees as possible.

         The Board of Directors recommends the following nominees:


                                                                                                         DIRECTOR
      NAME OF NOMINEE          AGE                          PRINCIPAL OCCUPATION                          SINCE
      ---------------          ---                          --------------------                          -----
      Charlie Bass              54     Chairman of the Board of Directors of Meridian Data, Inc.           1988
      Peter R. Johnson          49     Chairman of the Board of Directors of QuickResponse Services,       1995
                                       Inc.
      Gianluca U. Rattazzi      43     President and Chief Executive Officer of Meridian Data, Inc.        1988
      Mario M. Rosati           50     Member of Wilson Sonsini Goodrich & Rosati                          1995
      Pierluigi Zappacosta      45     President of Logitech, Inc.                                         1992


         Dr. Bass co-founded the Company in July 1988 and has been the Chairman of the Board of Directors since inception to August 1990 and from July 1991 to the present. From July 1991 to October 1992, Dr. Bass served as Chief Executive Officer of the Company. Dr. Bass currently serves as a director of several private companies. Dr. Bass is also a consulting professor of electrical engineering at Stanford University. Dr. Bass was a co-founder and a director of Ungermann-Bass, Inc., a networking company which is now a wholly-owned subsidiary of Tandem Computer Incorporated. Dr. Bass holds a Ph.D.
in Electrical Engineering from the University of Hawaii.

         Mr. Johnson became director of the Company in April 1995. He founded PRJ, a software company, and served as its Chairman and Chief Executive Officer from its inception in 1984 until it was acquired by UNIQUEST, Inc. in May 1993. Mr. Johnson served as the President and Chief Executive Officer of UNIQUEST from December 1993 through December 1994. Mr. Johnson also founded QuickResponse Services, Inc. (QRSI) and has been QRSI's Chairman since its inception in 1988. Mr. Johnson served as Chief Executive Officer of QRSI from its inception to March 1991 and again from January 1992 to May 1993. Before founding these companies Mr. Johnson was a corporate general manager of The Myer Emporium Limited, a large retailer in Australia.

         Dr. Rattazzi co-founded the Company in July 1988. He has served as President and a director of the Company since inception and was appointed Chief Executive Officer in October 1992. From 1985 to 1988, Dr. Rattazzi held various executive level positions at Virtual Microsystems, Inc., a computer peripheral networking company, most recently as President. Dr. Rattazzi holds an M.S. degree in Electrical Engineering and Computer Science from the University of California, Berkeley, and a Ph.D. in Physics from the University of Rome, Italy.

         Mr. Rosati became a director of the Company in January 1995. For more than the past five years, he has been a member of Wilson, Sonsini, Goodrich & Rosati, a law firm that provides counsel to the Company. Mr. Rosati is also a director of C-ATS

Software, Inc., a software applications company, Genus, Inc., a manufacturer of semiconductor equipment, and Ross Systems, Inc., a software applications company.

         Mr. Zappacosta became a director of the Company in October 1992. He co-founded Logitech, Inc., a peripherals manufacturer, in 1981 and is currently its President. Mr. Zappacosta holds a Laureate degree in Electrical Engineering from the University of Rome, Italy and an M.S. degree in Computer Science from Stanford University.

         All directors hold office until the next annual meeting of shareholders or until their successors have been elected. Officers serve at the discretion of the board. There are no family relationships between any of the directors or executive officers of the Company.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

         The five nominees receiving the highest number of affirmative votes present or represented and entitled to be voted for them will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held three meetings during the 1996 fiscal year and did not act by unanimous written consent. No nominee who was a director during the entire fiscal year attended fewer than 75% of the meetings of the Board of Directors and of the committees of the Board on which the director served, with the exception of director Bass who was absent from the only meeting of the Pricing Committee.

         The Board of Directors has a Compensation Committee, an Audit Committee and Pricing Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

         The Compensation Committee consisted of directors Johnson and Zappacosta in fiscal 1996. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for employees of and consultants to the Company, except that the Compensation Committee has sole authority and power to grant stock options to the Company's executive officers. The Compensation Committee held two meetings during the 1996 fiscal year and acted three times by unanimous written consent.

         The Audit Committee consisted of directors Bass and Rosati in fiscal 1996. The Audit Committee recommends the engagement of the Company's independent accountants and is primarily responsible for reviewing the results and scope of the audit and other services provided by the Company's independent accountants. The Audit Committee did not meet during the last fiscal year. However, Price Waterhouse LLP reported to the full Board during the year concerning various accounting issues and provided the Board with a report on the scope and results of the 1995 audit.

         The Pricing Committee consists of directors Rattazzi and Bass. The Pricing Committee recommends the terms and conditions of the public offering of the Company's Common Stock. The Pricing Committee met once during the last fiscal year. Director Bass did not attend the meeting.

         The Company has adopted provisions in its Articles of Incorporation that eliminate the personal liability of its directors for monetary damages arising from a breach of their fiduciary duties in certain circumstances to the fullest extent permitted by law and that authorize the Company to indemnify its directors and officers to the fullest extent permitted by law. Such limitation does not affect the availability of equitable remedies such as injunctive relief or rescission.

         The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by California law, including circumstances in which indemnification is otherwise discretionary under California law. The Company has entered into indemnification agreements with its officers and directors containing provisions which are in some respects broader than the specific indemnification provisions contained in the California Corporations Code. The indemnification agreements may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' insurance if available on reasonable terms.

         At present, there is no pending litigation or proceeding involving a director, officer, employee or agent of the Company where indemnification will be required or permitted.

DIRECTOR COMPENSATION

         The Company's non-employee directors currently receive a $6,000 retainer for service on the board of directors and any committee thereof, and directors may be reimbursed for certain expenses in connection with attendance at board and committee meetings. Fiscal Year 1995 was the first year that the retainer was paid. Employee Directors are eligible to receive stock option grants under the Company's 1988 Incentive Stock Plan. Non-employee Directors are eligible to receive stock option grants under the Director Option Plan.

                         EXECUTIVE OFFICER COMPENSATION

COMPENSATION TABLES

         Summary Compensation Table. The following table sets forth the compensation paid by the Company during the fiscal year ended December 31, 1996 to (i) the Chief Executive Officer, and (ii) each of the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000:

                           SUMMARY COMPENSATION TABLE


                                                  ANNUAL
                                               COMPENSATION          LONG-TERM COMPENSATION
                                           --------------------   -----------------------------
                                                                                  SECURITIES
                                           FISCAL                                 UNDERLYING
NAME AND PRINCIPAL POSITION                 YEAR     SALARY ($)   BONUS ($)    OPTIONS/SARs (#)
---------------------------                ------    ----------   ---------    ----------------
Gianluca U. Rattazzi...................     1996      220,000      175,600               0
   President and Chief                      1995      200,000      106,000         115,000
   Executive Officer                        1994      175,000       38,000         125,000

Erik E. Miller.........................     1996      120,000       70,200               0
   Vice President, Finance and              1995      100,000       45,000          55,000
   Chief Financial Officer                  1994       88,000       13,000          25,000

Shmuel Shottan.........................     1996      140,000       65,500               0
   Vice President, Engineering and          1995      122,659       43,100          50,000
   Chief Technical Officer                  1994      120,000       18,000          50,000

STOCK OPTION INFORMATION

         Option/SAR Grants in Last Fiscal Year. No stock options were granted to the individuals named in the Summary Compensation Table for the year ended December 31, 1996.

         Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the shares acquired and the value realized on each exercise of stock options during the fiscal year ended December 31, 1996 and the fiscal year end number and value of exercisable and unexercisable options:

                     AGGREGATE OPTION/SAR EXERCISES IN 1996
                            AND 1996 YEAR-END VALUES


                                                                                       VALUE OF UNEXERCISED
                                                         NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                             SHARES                     OPTIONS AT 12/31/96 (#)        AT 12/31/96 ($) (1)
                          ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                      EXERCISE (#)  REALIZED ($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                      ------------  ------------  -----------   -------------   -----------   -------------
Gianluca U. Rattazzi....     80,055     $277,602        25,003         120,000        $40,576       $194,748

Erik E. Miller..........      5,736       42,877        42,950          40,000         65,958         65,958

Shmuel Shottan..........      8,000       59,000        46,375          45,625         26,797         39,750

---------------------------


(1) Based upon a fair market value of $6.81 per share as of December 31, 1996 minus the exercise price per share.

EMPLOYMENT CONTRACTS

         There are no employment contracts between the Company and any of the executive officers named in the Summary Compensation Table above, except that such officers are entitled to severance pay up to one year's salary in the event of termination of employment without cause.

                      REPORT OF THE COMPENSATION COMMITTEE

         The following report is provided to shareholders by the members of the Compensation Committee of the Board of Directors. The members of the Compensation Committee are Peter R. Johnson and Pierluigi Zappacosta.

         The Compensation Committee is responsible for making recommendations to the Board of Directors concerning sales and incentive compensation for employees of and consultants to the Company, except that the Compensation Committee has sole authority and power to grant stock options to the Company's executive officers.

         The goal of the Company's compensation policies is to align executive compensation with business objectives, corporate performance, and to attract and retain executives who contribute to the long-term success and value of the Company. The Company endeavors to achieve its compensation goals through the implementation of policies that are based on the following principles:

         - The Company pays competitively for experienced, highly skilled executives:

                  The Company operates in a competitive and rapidly changing high technology business environment. Executive base compensation is targeted to the median salary paid to comparable executives in companies of similar size, location, and with comparable responsibilities. The individual executive's salary is adjusted annually based on individual performance, corporate performance, and the relative compensation of the individual compared to the comparable medians.

         -        The Company rewards executives for superior performance:

                  The Committee believes that a substantial portion of each executive's compensation should be in the form of bonuses. Executive bonuses are based on a combination of individual performance and the attainment of corporate goals. Individual performance goals are based on specific objectives which must be met in order for the Company to achieve its corporate goals. In order to attract and retain executives who are qualified to excel in a high technology business environment, performance in excess of the corporate goals results in higher bonuses. Bonuses are paid quarterly after the Board of Directors has reviewed the prior quarters results.

         - The Company strives to align long-term shareholder and executive interests:

                  In order to align the long-term interests of executives with those of shareholders, the Company grants all employees, and particularly executives, options to purchase stock. Options are granted at the fair market value on the date of grant and will provide value only when the price of the Common Stock increases above the exercise price. Options are subject to vesting provisions designed to encourage executives to remain employed by the Company. Additional options are granted from time to time based on individual performance and the prior level of grants.

COMPENSATION OF GIANLUCA U. RATTAZZI, PRESIDENT AND CHIEF EXECUTIVE OFFICER

         During 1996, the compensation of Dr. Rattazzi was determined by applying the same criteria discussed at the beginning of this report used to determine compensation and bonuses for all executive officers. Dr. Rattazzi's compensation for 1996 is set forth in the Summary Compensation Table appearing on page 7. Based on the Company's quarterly performance during 1996, Dr. Rattazzi was paid quarterly bonuses based on the degree to which he attained both individual and corporate goals.

SUMMARY

         The Committee believes that the Company's compensation policy as practiced to date by the Committee and the Board has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. The Company's compensation policy will evolve over time as the Company attempts to achieve the many short-term goals it faces while maintaining its focus on building long-term shareholder value through technological leadership and development and expansion of the market for the Company's products.

                                        Respectfully submitted,


                                        Peter R. Johnson
                                        Pierluigi Zappacosta


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No interlocking relationship exists between the Company's Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company.

                                PERFORMANCE GRAPH

      Set forth below are line graphs comparing the cumulative total return to shareholders of the Company's Common Stock at December 31, 1996 since March 30, 1993, the date of the Company's initial public offering, to the cumulative total return over such period of (i) the NASDAQ Broad Market Index and (ii) a group of peer issuers consisting of NetFRAME Systems, Inc., Tricord Systems, Inc., Auspex, Inc., Compaq Computer Corporation, AST Research, Inc. and Dell Computer Corporation, the Company's principal competitors in the network server market.



          3/30/93  12/31/93  12/31/94  12/31/95  12/31/96      % RETURN
          -------------------------------------------------------------
MDCD       100.00   100.00     33.33     90.63     56.78       -43,23
Peers      100.00    63.39     77.23     92.61    131.36        31.36%
Nasdaq     100.00   112.67    110.15    155.75    191.58        91.58%

----------------------------

(1) The returns of each of the companies included in the group of peer issuers selected by the Company have been wieghted according to their respective stock market capitalization.

                              CERTAIN TRANSACTIONS

         In connection with the Company's stock offering on April 24, 1996, the Company entered into an agreement to acquire and exercise an option held by IBM to purchase 1,229,932 shares of outstanding Common Stock from certain shareholders of the Company including the Chairman of the Board of Directors. Pursuant to the closing of the offering, the Company exercised the option and acquired 1,229,932 shares of Common Stock including 66,544 shares from the Chairman, for 11.40 per share. The shares acquired were immediately retired.

         In November 1996, the Company entered into an agreement with a development stage company ("DSC"). As part of the agreement, Meridian loaned $1 million (the "Loan") to DSC. In return, the Company received warrants convertible into the common stock of DSC, the right to license DSC's software technology, and a security interest in DSC's technology. Meridian is under no obligation to advance additional funds to DSC. As a condition of the loan, Meridian's President and Chief Executive Officer, Gianluca U. Rattazzi, became a member of the board of directors.


                   FILING OF REPORTS BY DIRECTORS AND OFFICERS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports of ownership with the SEC and with the National Association of Securities Dealers. Such officers, directors and shareholders are also required by SEC rules to provide the Company with copies of all Section 16(a) forms that they file. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that, during the period from January 1, 1996 to December 31, 1996, its executive officers, directors and ten percent shareholders filed all required Section 16(a) reports on a timely basis.

                                 PROPOSAL NO. 2:

                    ADOPTION OF THE 1997 INCENTIVE STOCK PLAN


PROPOSAL

         In February 1997, the Board of Directors of the Company adopted the 1997 Incentive Stock Plan (the "Stock Plan") in the form of Exhibit A hereto and reserved a total of 900,000 shares of Common Stock for issuance thereunder. At the Annual Meeting, the shareholders are being asked to approve the adoption of the Stock Plan and the reservation of 900,000 shares of Common Stock for issuance thereunder.

SUMMARY OF PLAN

         Purpose. The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company's business.

         Eligibility; Administration. The Stock Plan provides that options may be granted to employees and service providers. Incentive stock options may only be granted to employees. The Stock Plan may be administered by the Board of Directors or Board Committees (the "Administrator"). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code"), the Stock Plan shall be administered by a committee of two or more "outside directors" within the meaning of Section 162(m) of the Code. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3. Otherwise, the Stock Plan shall be administered by the Board or a committee, which committee shall be constituted to satisfy applicable laws.

         The Administrator of the Stock Plan shall have full power to select, from among the employees and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the Stock Plan. The interpretation and construction of any provision of the Stock Plan by the Administrator shall be final and conclusive.

         Exercise Price. The exercise price of options granted under the Stock Plan shall be determined on the date of grant by reference to the closing price of the Company's Common Stock as reported on the Nasdaq Stock Market. In the event of the grant of a nonstatutory option below the fair market value, the difference between fair market value on the date of grant and the exercise price shall be treated as a compensation expense for accounting purposes and will therefore affect the Company's earnings. In the case of options granted to an employee who at the time of grant owns more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price must be at least 110% of the fair market value per share of the Common Stock at the time of grant. The exercise price of incentive stock options must be at least 100% of the fair market value per share at the time of grant.

         Performance-Based Compensation Limitations. No employee shall be granted in any fiscal year of the Company options to acquire in the aggregate 500,000 shares of Common Stock. The foregoing limitation, which shall adjust proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. In the event that the Administrator determines that such limitation is not required to qualify options as performance-based compensation, the Administrator may modify or eliminate such limitation.

         Exercisability. Options granted to new optionees under the Stock Plan generally become exercisable starting one year after the date of grant with 25% of the shares covered thereby becoming exercisable at that time and with an additional 1/48 of the total number of option shares becoming exercisable at the beginning of each full month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. The term of an option may not exceed ten years. No option may be transferred by the optionee other than by will or the laws of descent or distribution. Each option may be exercised, during the lifetime of the optionee, only by such optionee.

         Stock Purchase Rights. The Stock Plan permits the Company to grant rights to purchase Common Stock. After the Administrator determines that it will offer stock purchase rights under the Stock Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree shall be entitled to purchase, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a stock purchase agreement or a stock bonus agreement in the form determined by the Administrator.

         Unless the Administrator determines otherwise, the stock purchase agreement or a stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason. The purchase price for shares repurchased pursuant to the stock purchase agreement or a stock bonus agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board or Committee may determine.

         Amendment and Termination of the Stock Plan. The Board may amend the Stock Plan at any time or from time to time or may terminate the Stock Plan without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the Stock Plan for which shareholder approval would be required under applicable law, as in effect at the time. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Stock Plan. The Administrator may accelerate any option or waive any condition or restriction pertaining to such option at any time. The Administrator may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices, and may reduce the exercise price of any option to the then current fair market value, if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. In any event, the Stock Plan shall terminate in June 2007. Any options outstanding under the Stock Plan at the time of its termination shall remain outstanding until they expire by their terms.

CERTAIN FEDERAL TAX INFORMATION

         An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or at the time it is exercised, although exercise of the option may subject the optionee to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, any gain will be treated as long-term capital gain. If these holding periods are not satisfied at the time of sale, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. (Different rules may apply upon a premature disposition by an optionee who is an officer, director or 10 % shareholder of the Company.) Any additional gain or loss recognized on such a premature disposition of the shares will be characterized as capital gain or loss. If the Company grants an incentive stock option and as a result of the grant the optionee has the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000, then the excess shares must be treated as non-statutory options.

         An optionee who is granted a non-statutory stock option will also not recognize any taxable income upon the grant of the option. However, upon exercise of a non-statutory stock option, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of the shares by the optionee, any difference between the sales price and the fair market value at the time of exercise, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss. The Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

         The foregoing summary of the federal income tax consequences of Stock Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the amendment to the Stock Plan requires the affirmative vote of the votes cast.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE STOCK PLAN. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THIS PROPOSAL.

                                 PROPOSAL NO. 3:

               AMENDMENT TO THE 1992 EMPLOYEE STOCK PURCHASE PLAN
             TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE


PROPOSAL

         The Board of Directors of the Company amended the Company's 1992 Employee Stock Purchase Plan (the "ESPP") in February 1997, subject to shareholder approval, to increase the number of shares reserved for issuance under the plan by an aggregate of 100,000 shares to a new total of 300,000 shares.

         The proposed increase in the number of shares of Common Stock reserved for issuance under the ESPP is for the purposes of establishing a reserve for stock option grants to employees pursuant to the terms of the ESPP.

SUMMARY OF THE ESPP

         Purpose. The purpose of the ESPP is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

         Status of Shares. Of the 200,000 shares authorized prior to the amendment described above, 114,163 shares had been purchased as of December 31, 1996, and 85,837 shares remained available for future purchase as of such date.

         Administration. The ESPP may be administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). All questions of interpretation or application of the ESPP are determined by the Administrator, whose decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the ESPP but may not vote on any matter affecting the administration thereof or the grant of any option pursuant thereto. No director who is eligible to participate in the ESPP may be a member of the committee appointed to administer it. No charges for administrative or other costs may be made against the payroll deductions of a participant in the ESPP. Members of the Board receive no additional compensation for their services in connection with the administration of the ESPP.

         Eligibility and Participation. Any person who is employed by the Company (or any of its majority-owned subsidiaries) for 20 hours per week and more than five months in a calendar year is eligible to participate in the ESPP, provided that the employee is employed on the first day of an offering period. Eligible employees become participants in the ESPP by delivering to the Company a subscription agreement authorizing payroll deductions five business days prior to the applicable enrollment date, unless a later time for filing the subscription agreement has been set for all eligible employees. An employee who becomes eligible to participate in the ESPP after the commencement of an offering period may not participate in the ESPP until the commencement of the next offering period.

         Offering Dates. The ESPP has six month offering periods beginning on the first trading day on or after May 1 and November 1. Shares are purchased for participating employees once every six months on the last day of each purchase period (the last day of each purchase period being the "Exercise Date"). The Board may alter the duration of the offering periods and purchase periods without shareholder approval.

         Purchase Price. The purchase price per share at which shares will be sold under the ESPP is the lower of 85% of the fair market value of the Common Stock on the first day of each offering period or 85% of the fair market value of the Common Stock on the Exercise Date.

         The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the ESPP to include the base straight time gross earnings, commissions and shift premium, but excluding incentive compensation and payments, bonuses or other compensation. A participant may at any time discontinue his or her participation in the ESPP or may increase or decrease the rate of payroll deductions. Payroll deductions shall commence on the first payday in the offering period, and shall continue at the same rate until the end of the offering period and for consecutive offering periods unless sooner terminated as provided in the ESPP. All payroll deductions are credited to the participant's account under the ESPP and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

         Purchase of Stock. At the beginning of each offering period, by executing a subscription agreement to participate in the ESPP, each participant is in effect granted an option to purchase shares of Common Stock on each Exercise Date. The maximum number of shares placed under option to a participant in an offering period is that number determined by dividing the amount of participant's total payroll deductions to be accumulated during the offering period by the applicable purchase price. Unless a participant withdraws from the ESPP, such participant's option for the purchase of shares will be exercised automatically at the end of the offering period for the maximum number of shares at the applicable price.

         Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the ESPP if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of a parent or of any of its subsidiaries (including stock which may be purchased under the ESPP or pursuant to any other options), nor shall any employee be granted an option that would permit the employee to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) pursuant to all Company stock purchase plans in any calendar year.

         Withdrawal. A participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the ESPP. Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period. The failure to maintain continuous status as an employee of the Company for at least 20 hours per week during an offering period will be deemed to be a withdrawal from that offering period. The ESPP also provides that participants will be deemed to have withdrawn from an offering during certain leaves of absence. Generally, a participant's withdrawal from an offering period does not have any effect upon such participant's eligibility to participate in subsequent offering periods.

         Termination of Employee. Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

          Nontransferability. No rights or accumulated payroll deductions of a participant under the ESPP may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the ESPP.

         Amendment and Termination of the ESPP. The Board may at any time amend or terminate the ESPP, except that such termination shall not affect options previously granted, provided that an offering period may be terminated if the Board determines that such termination is in the best interests of the Company and its shareholders. No amendment may be made to the ESPP without prior approval of the shareholders of the Company if such amendment would constitute an amendment for which shareholder approval is required under the federal securities laws or the Code. In any event, the ESPP will terminate by its own terms in 2003.

CERTAIN FEDERAL INCOME TAX INFORMATION

         The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the amendment to the ESPP requires the affirmative vote of a majority of the Votes Cast.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ESPP. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THIS PROPOSAL.

                                 PROPOSAL NO. 4:

                           REINCORPORATION IN DELAWARE


INTRODUCTION

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms that may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed Delaware certificate of incorporation and bylaws are substantially similar to those currently in effect in California, with the exception that cumulative voting (permitted but never to date exercised by the Company's shareholders) will be eliminated. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company. Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "Meridian California" refers to the existing California corporation and the term "Meridian Delaware" refers to the new proposed Delaware corporation, a wholly-owned subsidiary of Meridian California, which is the proposed successor to Meridian California.

         The Reincorporation Proposal will be effected by merging Meridian California into Meridian Delaware (the "Merger"). Upon completion of the Merger, Meridian California will cease to exist and Meridian Delaware will continue to operate the business of the Company under the name Meridian, Inc. Pursuant to the Agreement and Plan of Merger between Meridian California and Meridian Delaware, a copy of which is attached hereto as Exhibit B (the "Merger Agreement"), each outstanding share of Meridian California Common Stock, no par value, will automatically be converted into one share of Meridian Delaware Common Stock, $.001 par value. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MERIDIAN DELAWARE.

         Upon the date on which the Merger is effective (the "Effective Date"), Meridian Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of Meridian California. Each outstanding and unexercised option or other right to purchase shares of Meridian California Common Stock will become an option or right to purchase the same number of shares of Meridian Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such Meridian California option or stock purchase right at the Effective Date.

         The Proposed Reincorporation has been unanimously approved by Meridian California's Board of Directors. If approved by the shareholders, it is anticipated that the Effective Date of the Merger will be as soon as reasonably practicable following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.

         Shareholders of Meridian California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware - Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation and the Bylaws of Delaware copies of which are attached hereto as Exhibits B, C and D respectively.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

         As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

         Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

         Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

         Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

         The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The five directors who are elected at the Annual Meeting of Shareholders will become the directors of Meridian Delaware. All employee benefit plans of Meridian California will be assumed and continued by Meridian Delaware. All stock options, warrants or other rights to acquire Common Stock of Meridian California will automatically be converted into an option or right to purchase the same number of shares of Meridian Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Meridian California's other employee benefit arrangements will also be continued by Meridian Delaware upon the terms and subject to the conditions currently in effect.

ANTITAKEOVER IMPLICATIONS

         Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the certificate of incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

         Nevertheless, certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law ("Section 203"), from which Meridian Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of California and Delaware Stockholder Approval of Certain Business Combinations." Furthermore, the elimination of cumulative voting could be viewed as having an antitakeover effect in that it can make it more difficult for a minority shareholder to gain a seat on the Board. Other measures permitted under Delaware law, which the Company does not intend to implement, include the establishment of a staggered board of directors and the elimination of the right of stockholders controlling at least ten percent (10%) of the voting shares to call a special meeting of stockholders. The elimination of cumulative voting and the establishment of a classified board of directors can also be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes that will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Meridian California and Meridian Delaware." For a discussion of differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

         In addition, Delaware law permits a corporation to adopt such measures as stockholder rights plans, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no present intention following the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include provisions that might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, the Board of Directors of the Company will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board's ability to negotiate with an unsolicited bidder.

THE CHARTERS AND BYLAWS OF MERIDIAN CALIFORNIA AND MERIDIAN DELAWARE

         The provisions of the Meridian Delaware Certificate of Incorporation and Bylaws are similar to those of the Meridian California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the authorization of undesignated Preferred Stock and the implementation of certain provisions in the Meridian Delaware Certificate of Incorporation and Bylaws that alter the rights of stockholders and the powers of management. In addition, Meridian Delaware could implement certain other changes by amending, its Certificate of Incorporation and Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware."

         Authorization of Preferred Stock. The Articles of Incorporation of Meridian California currently authorize the Company to issue up to 35,000,000 shares of Common Stock, no par value. The Certificate of Incorporation of Meridian Delaware provides that such company will have 35,000,000 authorized shares of Common Stock, $.001 par value, and 5,000,000 shares of Preferred Stock, $.001 par value. In addition, Meridian Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no present intention of doing so, the Board of Directors, without stockholder approval, could authorize the issuance of Preferred Stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Company's Common Stock under either

California or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

         Monetary Liability of Directors. The Articles of Incorporation of Meridian California and the Certificate of Incorporation of Meridian Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The provisions eliminating monetary liability of directors set forth in the Meridian Delaware Certificate of Incorporation is potentially more expansive than the corresponding provisions in the Meridian California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware
- Indemnification and Limitation of Liability."

         Size of the Board of Directors. The Bylaws of Meridian Delaware provide for a Board of Directors consisting of a range of five to seven directors currently set at five directors. The Bylaws of Meridian California provide for a Board of Directors consisting of a range of four to seven directors currently set at five directors. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Meridian Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of Meridian Delaware could amend the Bylaws to change the size of the Board of Directors from five without further stockholder approval. If the Reincorporation Proposal is approved, the five directors of Meridian California who are elected at the Annual Meeting of Shareholders will continue as the five directors of Meridian Delaware after the Proposed Reincorporation is consummated.

         Action by Written Consent of Shareholders. Under both California law and Delaware law, unless otherwise provided in the Articles of Incorporation (California) or Certificate of Incorporation (Delaware), any action that may be taken by the shareholders at any annual or special meeting may be taken without a meeting by written consent of a majority of the holders of the outstanding shares. The Articles of Incorporation of Meridian California did not eliminate the ability its shareholders to act by written consent. The Certificate of Incorporation of Meridian Delaware provides that no action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders and that no action shall be taken by the stockholders by written consent.

         Cumulative Voting for Directors. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of a majority of the shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange or whose stock is held by 800 shareholders of record and included in the Nasdaq National Market System (a "Listed Company") can also eliminate cumulative voting with shareholder approval. The Company qualifies as a Listed Company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The Meridian Delaware Certificate of Incorporation does not provide for cumulative voting rights.

         Power to Call Special Shareholders' Meetings. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent ( 10%) of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of Meridian Delaware currently authorizes the Board of Directors, the Chairman of the Board, the President and the holders of not less than ten percent (10%) of the shares entitled to vote to call a special meeting of stockholders. Therefore, no substantive change is contemplated in this provision, although the Board could in the future amend the Company's Bylaws without stockholder approval.

         Filling Vacancies on the Board of Directors. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Meridian California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such directors), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Meridian Delaware provide, consistent with the Bylaws of Meridian California, that any vacancy created by the removal of a director by the stockholders of Meridian Delaware may be filled only by the stockholders. Following the Proposed Reincorporation, the Board of Directors of Meridian Delaware could, although it has no current intention to do so, amend the Bylaws to provide that directors may fill any vacancy created by removal of directors by the stockholders.

         Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the Board of Directors alone to approve loans or guarantees to or on behalf of officers (whether or not such officers are directors) if the Board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of Meridian California do not contain the foregoing provision. Pursuant to the Meridian Delaware Bylaws and in accordance with Delaware law, Meridian Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

         Voting by Ballot. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. Meridian California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the Certificate of Incorporation. The Certificate of Incorporation of Meridian Delaware provides that elections shall not be held by ballot unless the Bylaws of the corporation so provide. The Bylaws of Meridian Delaware do not provide for voting by ballot. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

COMPLIANCE WITH DELAWARE AND CALIFORNIA LAW

         Following the Annual Meeting of Shareholders, if the Reincorporation Proposal is approved, the Company will submit the Merger Agreement to the office of the California Secretary of State and to the office of the Delaware Secretary of State for filing.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

         The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

         Stockholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

         Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent ( 15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

         For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder, sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation of a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance of transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledgees or other financial benefits provided by, or through the corporation or a subsidiary.

         The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (662/3%) of the outstanding voting stock not owned by the interested stockholder.

         Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) quoted on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Meridian Delaware does not intend to so elect.

         Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Meridian Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Meridian

Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Meridian Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

         Removal of Directors. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of Meridian Delaware does not provide for a classified board of directors or for cumulative voting.

         Classified Board of Directors. A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult and thus a potential change in control of a corporation a lengthier and more difficult process. Pursuant to legislation that became effective on January 1, 1990, California law now permits certain qualifying corporations to provide for a classified board of directors by adopting amendments to their articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although Meridian California qualifies to adopt a classified board of directors, its Board of Directors has no present intention of doing so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Meridian Delaware Certificate of Incorporation and Bylaws do not provide for a classified board and Meridian Delaware presently does not intend to propose establishment of a classified board. The establishment of a classified board following the Proposed Reincorporation would require the approval of the stockholders of Meridian Delaware.

         Indemnification and Limitation of Liability Meridian. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

         The Articles of Incorporation of Meridian California eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

         The Certificate of Incorporation of Meridian Delaware also eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or
(d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of or otherwise relieve Meridian Delaware or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnify for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval.

         California law requires indemnification when the individual has defended successfully the action on the merits (as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise).

         Delaware law generally permits indemnification of expenses, including attorney's fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

         Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

         California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions that make mandatory the permissive indemnification provided by California law. Under California law, there are two limitations on such additional rights to indemnification: (i) such indemnification is not permitted for acts, omissions or transactions from which a director of a California corporation may not be relieved of personal liability as described above and (ii) such indemnification is not permitted in circumstances where California law expressly prohibits indemnification, as described above. Meridian California's Articles of Incorporation permit indemnification beyond that expressly mandated by the California Corporations Code and limit director monetary liability to the extent permitted by California law. Meridian California has entered into indemnification agreements with its officers and directors.

         Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

         A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by Meridian California with its officers and directors may be assumed by Meridian Delaware upon completion of the Proposed Reincorporation. If the Proposed Reincorporation is approved, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law, and a vote in favor of the Proposed Reincorporation is also approval of such amendments to the indemnification agreements. In particular, the indemnification agreements will be amended to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of directors and officers of Delaware corporations.

         Inspection of Shareholder List. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interests as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of a corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

         Dividends and Repurchases of Shares. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

         Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchase of its shares, other than repurchase of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 13 times its Liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 13 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

         Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         To date, the Company has not paid any cash dividends.

         Shareholder Voting. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporations outstanding immediately before the effective date of the merger is an identical outstanding of treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders of the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five sixths of the voting power of the surviving or acquiring corporation or its parent entity.

         Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

         With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets, and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval, of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

         California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware - Stockholder Approval of Certain Business Combinations."

         California law provides that except in certain circumstances when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

         Interested Director Transactions. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Therefore, certain transactions that the Board of Directors of Meridian California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of Meridian Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

         Shareholder Derivative Suits. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

         Appraisal Rights. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

         The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right of the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of Meridian California with respect to the Reincorporation Proposal. California law generally affords appraisal rights in sale or asset reorganizations.

         Dissolution. Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Meridian Delaware's Certificate of Incorporation contains no such supermajority requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Meridian Delaware that had previously been approved-by its Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following is a discussion of certain federal income tax considerations that may be relevant to holders of Meridian California Common Stock who receive Meridian Delaware Common Stock in exchange for their Meridian California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Meridian California shareholders, such as dealers in securities, or those Meridian California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Meridian California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the proposed reincorporation, including the applicability of federal, state, local or foreign tax laws.

         Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368 (a) of the Code, the following tax consequences generally should result:

         (a) No gain or loss should be recognized by holders of Meridian California Common Stock upon receipt of Meridian Delaware Common Stock pursuant to the Proposed Reincorporation;

         (b) The aggregate tax basis of the Meridian Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Meridian California Common Stock surrendered in exchange therefor; and

         (c) The holding period of the Meridian Delaware Common Stock received by each shareholder of Meridian California should include the period for which such shareholder held the Meridian California Common Stock surrendered in exchange therefor, provided that such Meridian California Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

         The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will, however, receive an opinion from its legal counsel, Wilson Sonsini Goodrich & Rosati, Professional Corporation, substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by Meridian Delaware and Meridian California. Of particular importance will be assumptions and representations relating to the requirement (the "continuity of interest" requirement) that the shareholders of Meridian California retain, through ownership of Meridian Delaware stock, a significant equity interest in Meridian California's business after the Proposed Reincorporation.

         A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Meridian California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Meridian Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Meridian Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Meridian California Common Stock. Even if the Proposed Reincorporation qualifies as a reorganization under the Code, a shareholder would recognize gain to the extent the shareholder received (actually or constructively) consideration other than Meridian Delaware Common Stock in exchange for the shareholder's Meridian California Common Stock.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the Reincorporation Proposal, which will also constitute approval of the (i) Merger Agreement. the Certificate of Incorporation and the Bylaws of Delaware, (ii) the assumption of Meridian California's employee benefit plans and outstanding stock options by Meridian Delaware, and (iii) revisions in the Company's indemnification agreements with its officers and directors to conform those agreements to Delaware law, will require the affirmative vote of the holders of a majority of the Votes Cast.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

                                 PROPOSAL NO. 5:

             CONFIRMATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the 1997 fiscal year and recommends that the shareholders confirm such selection. This firm has audited the Company's financial statements since fiscal 1992. In the event of a negative vote, the Board of Directors will reconsider its selection. Representatives of Price Waterhouse LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE INDEPENDENT ACCOUNTANTS.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board may recommend or as the proxy holders, acting in their sole discretion, may determine.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         Proposals to be presented by shareholders of the Company at the 1998 Annual Meeting must be received by the Company no later than November 21, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

         THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31,1996, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO SHAREHOLDER RELATIONS, MERIDIAN DATA, INC., 5615 SCOTTS VALLEY ROAD, SUITE 200, SCOTTS VALLEY, CALIFORNIA 95066.

                                        THE BOARD OF DIRECTORS

Dated:  April 23, 1997.

                                  EXHIBIT A

                              MERIDIAN DATA, INC.
                                1997 STOCK PLAN



       1.     Purposes of the Plan.  The purposes of this Stock Plan are:

              . to attract and retain the best available personnel for positions of substantial responsibility,

              . to provide additional incentive to Employees, Directors and Consultants, and

              .      to promote the success of the Company's business.

       Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

       2. Definitions. As used herein, the following definitions shall apply:

              (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

              (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

              (c)    "Board" means the Board of Directors of the Company.

              (d) "Code" means the Internal Revenue Code of 1986, as amended.

              (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

              (f)    "Common Stock" means the common stock of the Company.

              (g) "Company" means Meridian Data, Inc., a California corporation.

              (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

              (i)    "Director" means a member of the Board.

              (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

              (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

              (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                     (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                     (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

              (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

              (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

              (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

              (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              (r) "Option" means a stock option granted pursuant to the Plan.

              (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

              (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

              (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

              (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

              (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

              (x)    "Plan" means this 1997 Stock Plan.

              (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

              (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

              (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

              (bb)   "Section 16(b)" means Section 16(b) of the Exchange Act.

              (cc)   "Service Provider" means an Employee, Director or
Consultant.

              (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

              (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

              (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is nine hundred thousand (900,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.


              If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

       4.     Administration of the Plan.

              (a)    Procedure.

                     (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                     (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                     (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                     (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

              (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                     (i)     to determine the Fair Market Value;

                     (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                     (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                     (iv) to approve forms of agreement for use under the Plan;

                     (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                     (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                     (vii)   to institute an Option Exchange Program;

                     (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                     (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                     (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                     (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld.

The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                     (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                     (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

              (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

       5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

       6.     Limitations.

              (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

              (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

              (c)    The following limitations shall apply to grants of
Options:

                     (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

                     (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                     (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                     (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

       7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

       8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

       9.     Option Exercise Price and Consideration.

              (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                     (i)     In the case of an Incentive Stock Option

                             (A)  granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B)  granted to any Employee other than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

              (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

              (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant.
Such consideration may consist entirely of:

                     (i)     cash;

                     (ii)    check;

                     (iii)   promissory note;

                     (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                     (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                     (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                 (vii)   any combination of the foregoing methods of payment; or

                     (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

       10.    Exercise of Option.

              (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised.
Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.
Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

       11.    Stock Purchase Rights.

              (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

              (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

              (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

              (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

       12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.
If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

       13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

              (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

              (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

              (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the

Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen
(15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

       14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

       15.    Amendment and Termination of the Plan.

              (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

              (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

              (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

       16.    Conditions Upon Issuance of Shares.

              (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

       17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

       18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                   EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER
                             OF MERIDIAN DATA, INC.
                             A DELAWARE CORPORATION
                                      AND
                            A CALIFORNIA CORPORATION


         THIS AGREEMENT AND PLAN OF MERGER dated as of _________, 1997, (the "Agreement") is between Meridian Data, Inc., a Delaware corporation ("MDI-Delaware") and Meridian Data, Inc., a California corporation ("MDI-California"). MDI-Delaware and MDI-California are sometimes referred to herein as the "Constituent Corporations."

                                R E C I T A L S

         A. MDI-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 40,000,000 shares, 35,000,000 of which are designated "Common Stock," $.001 par value and 5,000,000 of which are designated "Preferred Stock", $.001 par value. As of the date of this Agreement of Merger, 1,000 shares of Common Stock were issued and outstanding, all of which were held by MDI-California. No shares of Preferred Stock were outstanding.

         B. MDI-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 35,000,000 shares, designated "Common Stock", no par value. As of the date of this Agreement of Merger, ___________ shares of Common Stock were issued and outstanding.

         C. The Board of Directors of MDI-California has determined that, for the purpose of effecting the reincorporation of MDI-California in the State of Delaware, it is advisable and in the best interests of MDI-California that MDI-California merge with and into MDI-Delaware upon the terms and conditions herein provided.

         D. The respective Boards of Directors of MDI-Delaware and MDI-California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, MDI-Delaware and MDI-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I.  MERGER

         1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, MDI-California shall be merged with and into MDI-Delaware (the "Merger"), the separate existence of MDI-California shall cease and

MDI-Delaware shall be, and is herein sometimes referred as, the "Surviving Corporation", and the name of the Surviving Corporation shall be Meridian Data, Inc.

         1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

                 (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

                 (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

                 (c) An executed Agreement and Plan of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

         1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of MDI-California shall cease and MDI-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and MDI-California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of MDI-California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of MDI-Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of MDI-California in the same manner as if MDI-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California Corporations Code.

                 II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 Certificate of Incorporation. The Certificate of Incorporation of MDI-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2 Bylaws. The Bylaws of MDI-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.3 Directors and Officers. The directors and officers of MDI-California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.


                      III.  MANNER OF CONVERSION OF STOCK

         3.1 MDI-California Common Shares. Upon the Effective Date of the Merger, each share of MDI-California Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, no par value, of the Surviving Corporation. No fractional share interests of Surviving Corporation Common Stock shall be issued. In lieu thereof, any fractional share interests to which a holder would otherwise be entitled shall be aggregated.

         3.2 MDI-California Options, Stock Purchase Rights and Convertible Securities.

                 (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of MDI-California under, and continue, the option plans (including without limitation the 1987 Incentive Stock Plan, the 1988 Incentive Stock Plan, the 1992 Incentive Stock Plan, the 1992 Key Employee Stock Plan, the 1992 Employee Stock Purchase Plan, the 1995 Director Plan and all other employee benefit plans of MDI-California. Each outstanding and unexercised option, other right to purchase, or security convertible into, MDI-California Common Stock (a "Right") shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each one share of MDI-California Common Stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such MDI-California Right at the Effective Date of the Merger. This paragraph 3.2(a) shall not apply to MDI-California Common Stock. Such Common Stock is subject to paragraph 3.1.

                 (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of MDI-California Common Stock so reserved immediately prior to the Effective Date of the Merger.

                 (c) The assumed Rights shall not entitle any holder thereof to a fractional share upon exercise or conversion. In addition, no "additional benefits" (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

         3.3 MDI-Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value, of MDI- Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by MDI-Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

         3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of MDI-California Common Stock may be asked to surrender the same for cancellation to First National Bank of California (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock, as the case may be, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of MDI-California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock, respectively, into which such shares of MDI-California Common Stock, as the case may be, were converted in the Merger.

         The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

         Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of MDI-California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

         If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                  IV.  GENERAL

         4.1 Covenants of MDI-Delaware. MDI-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

                 (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

                 (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by MDI-Delaware of all of the franchise tax liabilities of MDI-California.

                 (c) Take such other actions as may be required by the California General Corporation Law.

         4.2 Further Assurances. From time to time, as and when required by MDI-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of MDI-California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by MDI-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of MDI- California and otherwise to carry out the purposes of this Agreement, and the officers and directors of MDI-Delaware are fully authorized in the name and on behalf of MDI-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either MDI-California or of MDI-Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of MDI-California or by the sole stockholder of MDI-Delaware, or by both.

         4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

         4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, DE 19801 and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

         4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 5615 Scotts Valley Drive, Scotts Valley, CA 95066 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

         4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

         4.8 FIRPTA Notification. (a) On the Effective Date of the Merger, MDI-California shall deliver to MDI-Delaware, as agent for the shareholders of MDI-California, a properly executed statement (the "Statement") substantially in the form attached hereto as Exhibit A. MDI-Delaware shall retain the Statement for a period of not less than seven years and shall, upon request, provide a copy thereof to any person that was a shareholder of MDI-California immediately prior to the Merger. In consequence of the approval of the Merger by the shareholders of MDI-California, (i) such shareholders shall be considered to have requested that the Statement be delivered to MDI-Delaware as their agent and (ii) MDI-Delaware shall be considered to have received a copy of the Statement at the request of the MDI-California shareholders for purposes of satisfying MDI-Delaware's obligations under Treasury Regulation Section 1.1445-2(c)(3).

         (b) MDI-California shall deliver to the Internal Revenue Service a notice regarding the Statement in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2).

         4.9 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.




                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of MDI-Delaware and MDI-California is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.



                                       MERIDIAN DATA, INC.
                                       a Delaware corporation


                                       By: _______________________________
                                           Gianluca U. Rattazzi, President
                                           and Chief Executive Officer

ATTEST:


__________________________
Mario M. Rosati, Secretary




                                       MERIDIAN DATA, INC.
                                       a California corporation



                                       By: _______________________________
                                           Gianluca U. Rattazzi, President
                                           and Chief Executive Officer


ATTEST:


__________________________
Mario M. Rosati, Secretary

                                  EXHIBIT B-1



                                                                __________, 1997



TO THE SHAREHOLDERS OF MERIDIAN DATA, INC.:

         In connection with the reincorporation (the "Reincorporation") in Delaware of Meridian Data, Inc., a California corporation (the "Company"), pursuant to the Agreement and Plan of Merger (the "Agreement") dated as of __________, 1997 between the Company and Meridian Data, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("MDI-Delaware"), your shares of Company stock will be replaced by shares of stock in MDI-Delaware.

          In order to establish that (i) you will not be subject to tax under
Section 897 of the Internal Revenue Code of 1986, as amended (the "Code"), in consequence of the Reincorporation and (ii) MDI-Delaware will not be required under Section 1445 of the Code to withhold taxes from the MDI-Delaware stock that you will receive in connection therewith, the Company hereby represents to you that, as of the date of this letter, shares of Company stock do not constitute a "United States real property interest" within the meaning of
Section 897(c) of the Code and the regulations issued thereunder.

         A copy of this letter will be delivered to MDI-Delaware pursuant to
Section 4.8 of the Agreement.

         Under penalties of perjury, the undersigned officer of the Company hereby declares that, to the best knowledge and belief of the undersigned, the facts set forth herein are true and correct.



                                       Sincerely,


                                       __________________________________
                                       Gianluca U. Rattazzi, President and
                                       Chief Executive Officer

Officer's Certificates of MDI-CA and MDI-Delaware.

                                   EXHIBIT C

                          CERTIFICATE OF INCORPORATION

                                       OF

                              MERIDIAN DATA, INC.


                                   ARTICLE I

         The name of the corporation is Meridian Data, Inc. (the
"Corporation").


                                   ARTICLE II

         The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.


                                  ARTICLE III

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                   ARTICLE IV

         The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the Corporation is authorized to issue is 40,000,000 shares. The number of shares of Common Stock authorized is 35,000,000. The number of shares of Preferred authorized is 5,000,000.

         The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the board of directors (authority to do so being hereby expressly vested in the board). The board of directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

         The authority of the board of directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

                          (a)     the distinctive designation of such class or
series and the number of shares to constitute such class or series;

                          (b)     the rate at which dividends on the shares of
such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

                          (c)     the right or obligation, if any, of the
corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

                          (d)     the special and relative rights and
preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                          (e)     the terms and conditions, if any, upon which
shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

                          (f)     the obligation, if any, of the corporation to
retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

                          (g)     voting rights, if any, on the issuance of
additional shares of such class or series or any shares of any other class or series of Preferred Stock;

                          (h)     limitations, if any, on the issuance of
additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

                          (i)     such other preferences, powers,
qualifications, special or relative rights and privileges thereof as the board of directors of the corporation, acting in accordance with this Restated Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Restated Certificate of Incorporation.

                                   ARTICLE V

         The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.

                                   ARTICLE VI

         The Corporation is to have perpetual existence.


                                  ARTICLE VII

         1. Limitation of Liability. To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

         2. Indemnification. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director, officer or employee of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

         3. Amendments. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

                                  ARTICLE VIII

         In the event any shares of Preferred Stock shall be redeemed or converted pursuant to the terms hereof, the shares so converted or redeemed shall not revert to the status of authorized but unissued shares, but instead shall be canceled and shall not be re-issuable by the Corporation.

                                   ARTICLE IX

         Holders of stock of any series of this corporation shall not be entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the stockholders, unless such cumulative voting is required pursuant to Sections 2115 and/or 301.5 of the California Corporations Code, in which event each such holder shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and the holder may cast all of such votes for a single director or may distribute them among the number of directors to be voted for, or for any two or more of them as such holder may see fit, so long as the name of the candidate for director shall have been placed in nomination prior to the voting and the stockholder, or any other holder of the same class or series of stock, has given notice at the meeting prior to the voting of the intention to cumulate votes.

                                   ARTICLE X

         1. Number of Directors. The number of directors which constitutes the whole Board of Directors of the corporation shall be designated in the Bylaws of the corporation.

         2. Election of Directors. Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

                                   ARTICLE XI

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the corporation.

                                  ARTICLE XII

         No action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws of the corporation, and no action shall be taken by the stockholders by written consent.

                                  ARTICLE XIII

         Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                  ARTICLE XIV

         The name and mailing address of the incorporator are:

                                  William B. Owens, Jr., Esq.
                                  Wilson Sonsini Goodrich & Rosati
                                  650 Page Mill Road
                                  Palo Alto, California  94304-1050

                                     * * *

         The undersigned incorporator hereby acknowledges that the above Certificate of Incorporation of Meridian Data, Inc., is his act and deed and that the facts stated therein are true.



                                       ----------------------------
Dated:  _______________, 1997               William B. Owens, Jr.

                                    EXHIBIT D

                                     BYLAWS

                                       OF

                              MERIDIAN DATA, INC.

                            (a Delaware Corporation)

                                   BYLAWS OF
                              MERIDIAN DATA, INC.
                            (a Delaware Corporation)

                               TABLE OF CONTENTS

                                                                                                                            Page
                                                                                                                            ----
ARTICLE I - CORPORATE OFFICES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         1.1       REGISTERED OFFICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2       OTHER OFFICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II - MEETINGS OF STOCKHOLDERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         2.1       PLACE OF MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         2.2       ANNUAL MEETING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         2.3       SPECIAL MEETING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         2.4       NOTICE OF STOCKHOLDERS' MEETINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         2.5       NOTIFICATIONS OF NOMINATIONS AND PROPOSED BUSINESS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         2.6       MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         2.7       QUORUM   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.8       ADJOURNED MEETING; NOTICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.9       VOTING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.10      WAIVER OF NOTICE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         2.11      RECORD DATE FOR STOCKHOLDER NOTICE; VOTING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         2.12      PROXIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         2.13      ORGANIZATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         2.14      LIST OF STOCKHOLDERS ENTITLED TO VOTE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE III - DIRECTORS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

         3.1       POWERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         3.2       NUMBER OF DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         3.3       ELECTION AND TERM OF OFFICE OF DIRECTORS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         3.4       RESIGNATION AND VACANCIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         3.5       PLACE OF MEETINGS; MEETINGS BY TELEPHONE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         3.6       REGULAR MEETINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.7       SPECIAL MEETINGS; NOTICE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.8       QUORUM   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.9       WAIVER OF NOTICE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.10      ADJOURNMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         3.11      NOTICE OF ADJOURNMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         3.12      BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING  . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

                               TABLE OF CONTENTS

                                  (Continued)

                                                                                                                              Page
                                                                                                                              ----
         3.13      FEES AND COMPENSATION OF DIRECTORS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         3.14      APPROVAL OF LOANS TO OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

ARTICLE IV - COMMITTEES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

         4.1       COMMITTEES OF DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         4.2       MEETINGS AND ACTION OF COMMITTEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         4.3       COMMITTEE MINUTES.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

ARTICLE V - OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

         5.1       OFFICERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         5.2       ELECTION OF OFFICERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         5.3       SUBORDINATE OFFICERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         5.4       REMOVAL AND RESIGNATION OF OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         5.5       VACANCIES IN OFFICES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         5.6       CHAIRMAN OF THE BOARD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         5.7       PRESIDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         5.8       VICE PRESIDENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         5.9       SECRETARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         5.10      CHIEF FINANCIAL OFFICER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

ARTICLE VI - INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND
                      OTHER AGENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

         6.1       INDEMNIFICATION OF DIRECTORS AND OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         6.2       INDEMNIFICATION OF OTHERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         6.3       INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

ARTICLE VII - RECORDS AND REPORTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

         7.1       MAINTENANCE AND INSPECTION OF RECORDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         7.2       INSPECTION BY DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         7.3       ANNUAL STATEMENT TO STOCKHOLDERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         7.4       REPRESENTATION OF SHARES OF OTHER CORPORATIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         7.5       CERTIFICATION AND INSPECTION OF BYLAWS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

                               TABLE OF CONTENTS

                                  (Continued)

                                                                                                                              Page
                                                                                                                              ----
ARTICLE VIII - GENERAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

         8.1       RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING  . . . . . . . . . . . . . . . . . . . . . . . . .   17
         8.2       CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         8.3       CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED   . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         8.4       STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES   . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         8.5       SPECIAL DESIGNATION ON CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         8.6       LOST CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         8.7       TRANSFER AGENTS AND REGISTRARS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         8.8       CONSTRUCTION; DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE IX - AMENDMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

                                     BYLAWS

                                       OF

                              MERIDIAN DATA, INC.

                            (a Delaware Corporation)


                                   ARTICLE I

                               CORPORATE OFFICES

         1.1     REGISTERED OFFICE

         The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

         1.2     OTHER OFFICES

         The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         2.1     PLACE OF MEETINGS

         Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

         2.2     ANNUAL MEETING

         The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Tuesday of May in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

         2.3     SPECIAL MEETING

         A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

         If a special meeting is called by any person or persons other than the board of directors or the president or the chairman of the board, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five
(35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

         2.4     NOTICE OF STOCKHOLDERS' MEETINGS

         All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than ten (10) (or, if sent by third-class mail pursuant to Section 2.6 of these bylaws, thirty (30)) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but subject to the provisions of the next paragraph of this Section 2.4 any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

         2.5     NOTIFICATIONS OF NOMINATIONS AND PROPOSED BUSINESS.

         Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

                 (a)      nominations for the election of directors, and

                 (b) business proposed to be brought before any stockholder meeting may be made by the Board of Directors or proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of his intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary of the corporation not less than thirty- five (35) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty-five (45) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a stockholder's notice to the Secretary shall set forth:

                          (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

                          (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                          (iii)   if applicable, a description of all
                 arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                          (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and

                          (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

         The Chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         2.6     MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

         Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

         An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

         2.7     QUORUM

         The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

         When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

         If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

         2.8     ADJOURNED MEETING; NOTICE

         When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         2.9     VOTING

         The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

         Except as may be otherwise provided in the articles of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder and stockholders shall not be entitled to cumulate their votes in the election of directors of with respect to any matter submitted to a vote of the stockholders.

         Notwithstanding the foregoing, if the stockholders of the corporation are entitled, pursuant to Sections 2115 and 301.5 of the California Corporations Code, to cumulate their votes in the election of directors, each such stockholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes that such stockholder normally is entitled to cast) only if the candidates' names have been properly placed in nomination (in accordance with these bylaws) prior to commencement of the voting, and the stockholder requesting cumulative voting has given notice prior to commencement of the voting of the stockholder's intention to cumulate votes. If cumulative voting is properly requested, each holder of stock, or of any class or classes or of a series or series thereof, who elects to cumulate votes shall be entitled to as many votes as equals the number of votes that (absent this provision as to cumulative voting) he or she would be entitled to cast for the election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected by him, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them, as he or she may see fit.

         2.10    WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

         2.11    RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

         For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

         If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

         The record date for any other purpose shall be as provided in Section
8.1 of these bylaws.

         2.12    PROXIES

         Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three
(3) years from its date unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

         2.13    ORGANIZATION

         The president, or in the absence of the president, the chairman of the board, or, in the absence of the president and the chairman of the board, one of the corporation's vice presidents, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

         2.14    LIST OF STOCKHOLDERS ENTITLED TO VOTE

         The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III

                                   DIRECTORS

         3.1     POWERS

         Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

         3.2     NUMBER OF DIRECTORS

         The board of directors shall be not less than five (5) nor more than seven (7) members. The exact number of directors shall be five (5) until changed, within the limits specified above by a bylaw amending this Section 3.2 duly adopted by the board of directors or by the stockholders. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

         No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

         3.3     ELECTION AND TERM OF OFFICE OF DIRECTORS

         Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

         3.4     RESIGNATION AND VACANCIES

         Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

         Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

         Unless otherwise provided in the certificate of incorporation or these bylaws:

                   (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

                  (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

         If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

         If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

         3.5     PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

         Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

         3.6     REGULAR MEETINGS

         Regular meetings of the board of directors may be held without notice if the times of such meetings are fixed by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held next succeeding full business day.

         3.7     SPECIAL MEETINGS; NOTICE

         Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

         3.8     QUORUM

         A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in
Section 3.10 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and other applicable law.

         A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

         3.9     WAIVER OF NOTICE

         Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

         3.10    ADJOURNMENT

         A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

         3.11    NOTICE OF ADJOURNMENT

         Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty- four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.7 of these bylaws, to the directors who were not present at the time of the adjournment.

         3.12    BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

         3.13    FEES AND COMPENSATION OF DIRECTORS

         Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.13 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

         3.14    APPROVAL OF LOANS TO OFFICERS

         The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                                   ARTICLE IV

                                   COMMITTEES

         4.1     COMMITTEES OF DIRECTORS

         The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board.
The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power of authority to:

                 (a) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation);

                 (b) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware;

                 (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets;

                 (d) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution; or

                 (e) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

         4.2     MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws,
Section 3.5 (place of meetings), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), Section 3.10 (adjournment), Section 3.11 (notice of adjournment), and
Section 3.12 (action
without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

         4.3     COMMITTEE MINUTES.

         Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.


                                   ARTICLE V

                                    OFFICERS

         5.1     OFFICERS

         The officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section
5.3 of these bylaws.  Any number of offices may be held by the same person.

         5.2     ELECTION OF OFFICERS

         The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board, subject to the rights, if any, of an officer under any contract of employment.

         5.3     SUBORDINATE OFFICERS

         The board of directors may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

         5.4     REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

         Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

         5.5     VACANCIES IN OFFICES

         A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

         5.6     CHAIRMAN OF THE BOARD

         The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.7 of these bylaws.

         5.7     PRESIDENT

         Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

         5.8     VICE PRESIDENTS

         In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

         5.9     SECRETARY

         The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

         5.10  CHIEF FINANCIAL OFFICER

         The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.


                                   ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
                                AND OTHER AGENTS

         6.1     INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the corporation.

         The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director of officer is not entitled to be indemnified under this Section 6.1 or otherwise.

         The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

         Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

         6.2     INDEMNIFICATION OF OTHERS

         The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or
(iii) who was an employee or agent
of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         6.3     INSURANCE

         The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.


                                  ARTICLE VII

                              RECORDS AND REPORTS

         7.1     MAINTENANCE AND INSPECTION OF RECORDS

         The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

         7.2     INSPECTION BY DIRECTORS

         Any director shall have the right to examine (and to make copies of) the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

         7.3     ANNUAL STATEMENT TO STOCKHOLDERS

         The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

         7.4     REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

         7.5     CERTIFICATION AND INSPECTION OF BYLAWS

         The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.


                                  ARTICLE VIII

                                GENERAL MATTERS

         8.1     RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

         For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action (other than action by stockholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the General Corporation Law of Delaware.

         If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution.

         8.2     CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

         From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

         8.3     CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED

         The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.4     STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

         The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

         Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         8.5     SPECIAL DESIGNATION ON CERTIFICATES

         If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         8.6     LOST CERTIFICATES

         Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

         8.7     TRANSFER AGENTS AND REGISTRARS

         The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

         8.8     CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.


                                   ARTICLE IX

                                   AMENDMENTS

         The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote or by the board of directors of the corporation. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

         Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               MERIDIAN DATA, INC.
                       1997 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 1997



         The undersigned shareholder of MERIDIAN DATA, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 2, 1997, and the 1997 Annual Report to Shareholders and hereby appoints Charlie Bass and Gianluca U. Rattazzi, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of MERIDIAN DATA, INC. to be held on April 23, 1997 at 9:30 a.m., local time, at The Inn at Pasatiempo located at 555 Highway 17, Santa Cruz, California 95060, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE ADOPTION OF THE 1997 INCENTIVE STOCK PLAN, FOR THE AMENDMENT TO THE 1992 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE, FOR THE REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         1.       ELECTION OF DIRECTORS:

                  / /     FOR all nominees listed below         / /     WITHHOLD
                          (except as indicated.)

                  IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST
                  BELOW:

                  Charlie Bass; Peter R. Johnson; Gianluca U. Rattazzi; Mario M. Rosati; Pierluigi Zappacosta

         2. PROPOSAL TO ADOPT THE 1997 INCENTIVE STOCK PLAN AND THE RESERVATION OF 900,000 SHARES FOR ISSUANCE THEREUNDER:

                  / /     FOR          / /     AGAINST          / /     ABSTAIN

         3. PROPOSAL TO APPROVE THE AMENDMENT TO THE 1992 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 100,000 SHARES TO 300,000 SHARES:

                  / /                  / /                      / /

         4. PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE:

                  / /                  / /                      / /

         5. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR FISCAL 1997:

                  / /     FOR          / /     AGAINST          / /     ABSTAIN

         6. TO TRANSACT SUCH OTHER BUSINESS, IN THEIR DISCRETION, AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Either of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


                                        Dated:                     , 1997
                                               --------------------


                                        ---------------------------------
                                                    Signature


                                        ---------------------------------
                                                    Signature

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his, her or its name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                               MERIDIAN DATA, INC.

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                      (AS AMENDED EFFECTIVE APRIL 23, 1997)


         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d) "Company" shall mean Meridian Data, Inc.

                  (e) "Compensation" shall mean base straight time gross earnings, commissions, overtime and shift premium, exclusive of payments for incentive compensation, incentive payments, bonuses, and other compensation; provided that, for individuals who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, Compensation shall not include commissions."

                  (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                  (h) "Enrollment Date" shall mean the first day of each Offering Period.

                  (i) "Exercise Date" shall mean the last day of each Offering Period.

                  (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                           (ii) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (k) "Offering Period" shall mean a period of approximately six
(6) months, commencing on the first Trading Day on or after May 1 and terminating on the last Trading Day in the period ending the following October 30, or commencing on the first Trading Day on or after November 1 and terminating on the last Trading Day in the period ending the following April 30. The duration, commencement and termination of Offering Periods may be changed pursuant to Section 4 of this Plan.

                  (l) "Plan" shall mean this Employee Stock Purchase Plan.

                  (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (p) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

         3. Eligibility.

                  (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement and/or termination dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the schedule beginning of the first Offering Period to be effected thereafter.

         5. Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Human Resources Department prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6. Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the

Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10. Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon a participant's ceasing to be an Employee, for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

                  (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12. Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration.

                  (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         14. Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

         19. Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

                                    EXHIBIT A


                               MERIDIAN DATA, INC.

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


_____ Original Application                           Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.       _____________________________________ hereby elects to participate in the Meridian Data, Inc. 1992 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company' s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):
         ________________________________

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The

         Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME: (Please print) ___________________________________________________________
                     (First)            (Middle)            (Last)



______________________________          ________________________________________
Relationship
                                        ________________________________________
                                        (Address)

Employee's Social
Security Number:                        ________________________________________



Employee's Address:                     ________________________________________

                                        ________________________________________

                                        ________________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated: ___________________              ________________________________________
                                        Signature of Employee


                                        ________________________________________
                                        Print Name


                                        ________________________________________
                                        Spouse's Signature (If beneficiary other
                                          than spouse)


                                        ________________________________________
                                        Print Name

                                    EXHIBIT B

                               MERIDIAN DATA, INC.

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Offering Period of the Meridian Data, Inc. 1992 Employee Stock Purchase Plan which began on _____________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                        Name and Address of Participant:

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________


                                        Signature:

                                        ________________________________________

                                        Date:___________________________________